Exhibit 10.3

AMENDMENT NUMBER FOUR

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC,

WELLS FARGO BANK, N.A.

and

CITIBANK, N.A.

This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made this 28th day of November, 2023 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC; (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Lender and Calculation Agent and Paying Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.
Amendment. Effective as of the Amendment Effective Date, Section 7.01(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a) [Reserved];

Section 2.
Scrivener’s Error in the Loan Agreement. Pursuant to Amendment Number Two (the “Previous Amendment Number Two”), dated as of October 22, 2021, among Borrowers and Lender, to the Second Amended and Restated Master Loan and Security Agreement, dated as of June 23, 2021, among Borrowers, Lender Calculation Agent and Paying Agent (as amended by the Previous Amendment Number Two and as may be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Previous Loan Agreement”), Section 7.01 of the Previous Loan Agreement was amended by deleting the covenant set forth in paragraph (a) of such Section 7.01 in its entirety and

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replacing it with “Reserved”. Borrowers and Lender hereby acknowledge that consistent with the Previous Loan Agreement, Section 7.01(a) of this Loan Agreement was not intended to be included, but due to scrivener’s error, such Section 7.01(a) was re-inserted at the time this Loan Agreement amended and restated the Previous Loan Agreement, and Borrowers were not required to deliver the items specified in such Section 7.01(a) for any calendar quarter that occurred after October 21, 2021. Lender hereby acknowledges that Borrowers are not required to and will not be required to deliver the financial statements referenced in Section 7.01(a) of this Loan Agreement, including, but not limited to the consolidated balance sheets of Guarantor and its consolidated Subsidiaries for each calendar month, the related unaudited consolidated statements of income and retained earnings and of cash flows for Guarantor and its consolidated Subsidiaries for such period or a certificate of a Responsible Office of Guarantor related thereto.
Section 3.
Effectiveness. This Amendment Number Four shall become effective as of the date that Lender shall have received counterparts of this Amendment Number Four duly executed by each of the parties hereto.
Section 4.
Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.
Section 5.
Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.
Section 6.
Binding Effect; Governing Law. This Amendment Number Four shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 7.
Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number Four, any documents to be delivered pursuant to this Amendment Number Four and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
Section 8.
Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC,

as Parent Borrower

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

[Amendment Number Four to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE PHX1, LLC,

as a Borrower

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

[Amendment Number Four to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE TPA1, LLC,

as a Borrower

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

[Amendment Number Four to Third A&R MLSA (Citi-Offerpad) (2023)]

CITIBANK, N.A.,

as Lender

By: /s/ Arunthathi Theivakumaran

Name: Arunthathi Theivakumaran

Title: Vice President

[Amendment Number Four to Third A&R MLSA (Citi-Offerpad) (2023)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By: /s/ Barry Akers .

Name: Barry Akers .

Title: Vice President

[Amendment Number Four to Third A&R MLSA (Citi-Offerpad) (2023)]